UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

INTEGRATED ENERGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-155059	61-1604254
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14753 Greenwood Rd Dolton, IL 60419
(Address of Principal Executive Offices)
(312) 884-7626
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As indicated on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 14, 2014, on November 10, 2014, the board of directors (the “Board”) of Integrated Energy Solutions, Inc. (the “Company”) dismissed De Joya Griffith, LLC (“De Joya”), as the Company’s independent registered public accounting firm and the Board approved the engagement of Rosenberg Rich Baker Berman & Company (“RRBB”) as the Company’s new independent registered public accounting firm.

On October 2, 2015, the Board and management of the Company became aware that, as a consequence of De Joya consenting to an order suspending it from appearing and practicing before the Commission as an accountant for a minimum of five years, the Company will not be able to obtain from De Joya an audit opinion concerning the financial statements, comparatives and notes for the year ended December 31, 2013.  Accordingly, the Company plans to engage RRBB to perform an audit of the Company’s financial statements, comparatives and notes for the year ended December 31, 2013 in connection with the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2014.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENERGY SOLUTIONS, INC.
Date: October 7, 2015	By:	/s/ Ernest B. Remo
Ernest B. Remo
Chief Executive Officer